DUNHAM FUNDS

Supplement dated March 22, 2023 to the Statutory Prospectus
dated March 1, 2023 (the “Prospectus”)

This Supplement updates and supersedes any contrary information contained in the Prospectus.

Effective March 1, 2023, the Benchmark Index of the Dunham Monthly Distribution Fund is the Credit Suisse Merger Arbitrage Liquid Index.

Reference is made to the section entitled “Fees and Expenses of the Fund” beginning on page 56 of the Prospectus and page 1 of the Summary Prospectus of the Dunham Monthly Distribution Fund. The tables describing the expenses of the Fund are deleted in their entirety and replaced with the following:

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 102 of the Fund's Prospectus and in How to Buy and Sell Shares on page 87 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)(2)	1.38%	1.38%	1.38%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses:
Dividend Expense on Securities Sold Short	0.39%	0.39%	0.39%
Remaining Other Expenses	0.15%	0.15%	0.15%
Acquired Fund Fees and Expenses(3)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.18%	2.93%	1.93%
(1)	Management Fees have been restated to reflect a new benchmark index that is effective March 1, 2023. The Management fees assume the Sub-Adviser’s base fee. Actual Sub-Advisory fees may be higher or lower depending on Fund performance. The Sub-Advisory Fee is a fulcrum fee with a base or fulcrum of 60 bps (0.60%) and can range from 0.22% to 0.98%, based on the Fund’s performance relative to the Credit Suisse Merger Arbitrage Liquid Index, the Fund’s benchmark.
(2)	The management fees above differ from the management fees reflected in the Fund’s most recent Annual Report, which were used in the calculation of the expenses shown in the Fund’s Financial Highlights. The management fees reflected in the Annual Report are calculated using the previous benchmark index. For the fiscal year ended October 31, 2022, the Sub-Adviser Fee shown in the Annual Report represents a significantly higher rate. This anomaly was caused by the nature/timing of the performance and the average assets during the build-up period and that the build-up period crossed fiscal years. In a new Sub-Adviser Fulcrum Fee Agreement, the build-up occurs over the first 12 months wherein only the minimum fee is paid out on a monthly basis and any potential performance fee earned above the minimum fee is accrued on a daily basis and paid out in a lump sum after it is finalized at the end of the twelfth month. The Fund underperformed its benchmark index by a meaningful amount as of the end of the 2021 fiscal year, thus the accrued performance amount above the minimum fee was close to zero. After the 2022 fiscal year commenced, the Fund meaningfully outperformed its benchmark index, so the accrued amount above the minimum fee significantly increased. The accrual shifted from near zero to the maximum amount, but since the shift occurred primarily in the 2022 fiscal year, it was all reflected in five months of one fiscal period and not spread out over a twelve-month period (since the build-up period spanned seven months in the 2021 fiscal year and five months in the 2022 fiscal year). After that point, the Sub-Adviser continued to outperform so the Fund continued to accrue near the maximum fee rate.

(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table may not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

The table under the sub-heading “Example” that describes the costs of investing in shares of the Fund on page 56 of the Prospectus and page 1 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$783	$1,218	$1,677	$2,944
Class C	$296	$907	$1,543	$3,252
Class N	$196	$606	$1,042	$2,254

The information under the subheading “Performance—Average Annual Total Return” beginning on page 60 of the Prospectus and on page 5 of the Summary Prospectus is deleted in its entirety and replaced with the following:

For the periods ended December 31, 2022*	1 Year	5 Years	10 Years
Class N Shares
return before taxes	0.80%	1.26%	2.05%
return after taxes on distributions	0.15%	0.66%	1.09%
return after taxes on distributions and sale of Fund shares	0.68%	0.90%	1.32%
Class C Shares
return before taxes	-0.21%	0.26%	1.04%
Class A Shares
return before taxes	-5.23%	-0.17%	1.20%
Credit Suisse Merger Arbitrage Liquid Index ** (reflects no deduction for fees, expenses, or taxes)	2.29%	3.83%	2.74%
IQ Hedge Market Neutral Total Return Index (reflects no deduction for fees, expenses, or taxes)	-6.38%	0.80%	1.52%
Morningstar Event Driven Category (return before taxes)***	-1.75%	3.60%	3.19%
*	On April 1, 2021, the Fund's principal investment strategy was materially changed. Therefore, the Fund's performance prior to that date may have been different had the current principal investment strategy been in place.
**	Change in benchmark is due to the discontinuation of the IQ Hedge Market Neutral Total Return Index. As a result, the Fund’s performance is compared to both indexes in the table above.
***	The Morningstar Event Driven Category is generally representative of mutual funds that primarily employ strategies that seek to profit from corporate actions, such as mergers and acquisitions. Mutual funds in this category typically focus on equity securities but can invest across the capital structure. However, they typically have low to moderate equity market sensitivity since company-specific developments tend to drive security prices.

The corresponding information under the heading “Investment Adviser” beginning on page 91 of the Prospectus is deleted in its entirety and replaced with the following:

		Adviser’s	Sub-Adviser’s
	Management Fee	Portion	Portion
Corporate/Government Bond	0.65% – 0.95%	0.50%	0.15% – 0.45%
Floating Rate Bond	0.78% – 0.98%	0.60%	0.18% – 0.38%
High-Yield Bond	0.82% – 1.02%	0.60%	0.22% – 0.42%
International Opportunity Bond	0.80% – 1.30%	0.60%	0.20% – 0.70%
Large Cap Value	0.75% – 1.15%	0.65%	0.10% – 0.50%
Small Cap Value	0.75% – 1.45%	0.65%	0.10% – 0.80%
Focused Large Cap Growth	0.85% – 1.15%	0.65%	0.20% – 0.50%
Small Cap Growth	0.65% – 1.65%	0.65%	0.00% – 1.00%
Emerging Markets Stock	0.70% – 1.50%	0.65%	0.05% – 0.85%
International Stock	0.95% – 1.65%	0.65%	0.30% – 1.00%
Dynamic Macro*	0.90% – 1.60%	0.65%	0.25% – 0.95%
Long/Short Credit	0.70% – 1.80%	0.65%	0.05% – 1.15%
Monthly Distribution	0.87% – 1.63%	0.65%	0.22% – 0.98%
Real Estate Stock	0.80% – 1.40%	0.65%	0.15% – 0.75%
*	Prior to January 31, 2023, the Sub-Adviser’s portion for Dynamic Macro was 0.40% – 1.10% and the Management fee range was 1.05% – 1.75%.

If you have any questions, please contact the Fund at (888) 3DUNHAM (338-6426).

Investors Should Retain This Supplement For Future Reference

DUNHAM FUNDS

Supplement dated March 22, 2023 to the Statement of Additional Information
dated March 1, 2023 (the “SAI”)

This Supplement updates and supersedes any contrary information contained in the SAI.

Effective March 1, 2023, the Benchmark Index of the Dunham Monthly Distribution Fund is the Credit Suisse Merger Arbitrage Liquid Index.

The corresponding information under the heading “The Fulcrum Fee Calculation Methodology for the Dunham Funds Sub-Advisers” beginning on page 54 of the SAI is deleted in its entirety and replaced with the following:

Fund Name	Benchmark
Dunham Corporate / Government Bond Fund	Bloomberg Aggregate Bond Index
Dunham Floating Rate Bond Fund	Morningstar LSTA Leveraged Loan 100 Index
Dunham High-Yield Bond Fund	Bloomberg U.S. Corporate High-Yield Ba/B 2% Issuer Capped Index
Dunham International Opportunity Bond Fund	Bloomberg Global Aggregate Bond ex-US Index Hedged
Dunham Large Cap Value Fund	Russell 1000® Value Index
Dunham Small Cap Value Fund	Russell 2000® Value Index
Dunham Focused Large Cap Growth Fund	Russell 1000® Growth Index
Dunham Small Cap Growth Fund	Russell 2000® Growth Index
Dunham Emerging Markets Stock Fund	MSCI Emerging Markets Index (Net)
Dunham International Stock Fund	MSCI AC World ex US Index (Net)
Dunham Dynamic Macro Fund	Dow Jones Moderately Aggressive Portfolio Index
Dunham Long/Short Credit Fund	BofA Merrill Lynch U.S. 3-month Treasury Bill Index PLUS 300 bps (3.00%)
Dunham Monthly Distribution Fund	Credit Suisse Merger Arbitrage Liquid Index
Dunham Real Estate Stock Fund	Dow Jones U.S. Real Estate Total Return Index

If you have any questions, please contact the Fund at (888) 3DUNHAM (338-6426).

Investors Should Retain This Supplement For Future Reference